UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2021

BIG ROCK PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38302	82-2844431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2645 N. Federal Highway, Suite 230 Delray Beach, FL	33483
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 734-2300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one-half of one Warrant	BRPAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	BRPA	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	BRPAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BRPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On May 6, 2021, the audit committee of the board of directors (“Audit Committee”) of Big Rock Partners Acquisition Corp. (“BRPA”) determined, after consultation with BRPA’s management, that BRPA’s financial statements which were included in its annual report on Form 10-K for the year ended December 31, 2020 should no longer be relied upon due to an error in such financial statements relating to BRPA’s classification of an aggregate of 136,250 warrants that were issued to BRPA’s sponsor in a private placement that closed concurrently with the closing of BRPA’s initial public offering (“Private Warrants”) as equity. Similarly, BRPA’s management’s reports on the effectiveness of internal control over financial reporting for such period should no longer be relied upon.

The error was uncovered following the issuance of a joint statement on April 12, 2021, by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”). The SEC Statement advises, among other things, that certain adjustments generally present in SPAC warrants preclude such warrants from being accounted for as equity.

As a result of the SEC Statement, BRPA has determined that the terms of the Private Warrants do not meet the conditions to be classified as equity and instead should be accounted for as derivative liabilities. Accordingly, BRPA has determined that it is appropriate to file an amendment to its annual report on Form 10-K for the year ended December 31, 2020 in order to account for the Private Warrants as a liability.

BRPA’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, its independent registered public accounting firm.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the exhibit furnished herewith include “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed business combination transaction between NeuroRx, Inc. (“NeuroRx”) and BRPA, including statements regarding the drugs under development by NeuroRx. Actual results may differ from BRPA’s and NeuroRx’s expectations and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BRPA’s and NeuroRx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the approvals, timing, and ability to complete the proposed business combination, which may adversely affect the trading price of BRPA’s securities; (2) BRPA’s ability to remain listed on the Nasdaq Capital Market prior to the closing of the proposed business combination; (3) the combined company’s continued listing on the Nasdaq Capital Market after closing of the proposed business combination; (4) the benefits of the proposed business combination, including future financial and operating results of the combined company; (5) the inherent uncertainty associated with the FDA approval process; (6) the risk that the proposed transaction disrupts current plans and operations of NeuroRx as a result of the announcement and consummation of the transaction described therein and herein; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 or other adverse public health developments; (11) risks relating to the restatement of prior period financial statements as discussed in this Current Report on Form 8-K, including the timing and nature of the restatement, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other periods or for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, the initiation of legal proceedings, and volatility of the Company’s stock price; and (12) other risks and uncertainties that are detailed in the proxy statement/consent solicitation statement/prospectus and registration statement filed on Form S-4 with the Securities and Exchange Commission (“SEC”) and as indicated from time to time in BRPA’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Additional Information and Where to Find It

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BRPA has filed a registration statement on Form S-4 (“Registration Statement”), which includes a preliminary proxy statement for the solicitation of the approval of BRPA’s stockholders, a preliminary prospectus for the offer and sale of BRPA’s securities in the transaction and a preliminary consent solicitation statement of NeuroRx, and other relevant documents with the SEC. The definitive proxy statement/prospectus/consent solicitation statement will be mailed to stockholders of BRPA and NeuroRx as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF BRPA AND NEURORX ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about BRPA and NeuroRx once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed with the SEC by BRPA can be obtained free of charge on BRPA’s website at www.bigrockpartners.com or by directing a written request to BRPA at 2645 N. Federal Highway, Suite 230 Delray Beach, FL 33483.

Participants in the Solicitation

BRPA, NeuroRx and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPA’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed business combination of BRPA’s directors and officers in BRPA’s filings with the SEC, including the proxy statement/prospectus/consent solicitation statement. You may obtain a free copy of these documents as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG ROCK PARTNERS ACQUISITION CORP.

Dated: May 11, 2021	By:	/s/ Richard Ackerman
	Name:	Richard Ackerman
	Title:	Chairman, President and Chief Executive Officer